UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2003

ROANOKE ELECTRIC STEEL CORPORATION
(Exact name of Registrant as specified in its charter)

Virginia	0-2389	54-0585263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

102 Westside Blvd., N.W., Roanoke, Virginia		24017
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (540) 342-1831

Item 7.	Financial Statements and Exhibits
(c)	Exhibits

	Exhibit No.	Description
	99.1	News Release of Roanoke Electric Steel Corporation, issued May 20, 2003

Item 9.   Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

              The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

              On May 20, 2003, Roanoke Electric Steel Corporation issued a news release reporting its financial results for the fiscal quarter ended April 30, 2003. A copy of the news release is attached hereto as Exhibit 99.1

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Roanoke Electric Steel Corporation
By: /s/ Donald G. Smith
Donald G. Smith
Chairman and Chief Executive Officer

Dated: May 20, 2003

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	News Release of Roanoke Electric Steel Corporation, issued May 20, 2003